RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    ISSUED BY
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                         VARIABLE ANNUITY FUNDS M, P, Q

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1997



The name of the insurance company issuer of the variable annuity contracts offered by the Prospectus, ReliaStar Bankers Security Life Insurance Company, has been changed to ReliaStar Life Insurance Company of New York, effective January 1, 1998. The name of the Separate Account has also been changed from ReliaStar Bankers Security Variable Annuity Funds M, P Q, to ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P, Q, also effective January 1, 1998. ReliaStar Life Insurance Company of New York remains an indirect, wholly-owned subsidiary of ReliaStar Financial Corp.













                 The date of this Supplement is January 1, 1998.